      As filed with the Securities and Exchange Commission on July 30, 1999


                                               1933 Act Registration No. 2-60655
                                              1940 Act Registration No. 811-2802


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    Pre-Effective Amendment No. ________ [ ]

                      Post-Effective Amendment No. 39 [ X ]

        REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940 [ X ]

                             Amendment No. 35 [ X ]


                           PAINEWEBBER CASHFUND, INC.
               (Exact name of registrant as specified in charter)
                           1285 Avenue of the Americas
                            New York, New York 10019
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)


                                   Copies to:

                             ELINOR W. GAMMON, ESQ.
                            BENJAMIN J. HASKIN, ESQ.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000


Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:

[   ]  Immediately upon filing pursuant to Rule 485(b)

[ X ]  On August 1, 1999, pursuant to Rule 485(b)

[   ]  60 days after filing pursuant to Rule 485(a)(1)
[   ]  On ___________ pursuant to Rule 485(a)(1)
[   ]  75 days after filing pursuant to Rule 485(a)(2)
[   ]  On ___________ pursuant to Rule 485(a)(2)

Title of Securities Being Registered:  Shares of Common Stock.

PaineWebber
Cashfund

                      ------------------------------------

                                   PROSPECTUS

                                 AUGUST 1, 1999

                      ------------------------------------

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the fund's shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund

                                    Contents
                                    THE FUND


      ---------------------------------------------------------------------------------------------
What every investor                       3                                Cashfund
should know about                         6                                More About Risks and
the fund                                                                   Investment Strategies
                                   YOUR INVESTMENT

      ---------------------------------------------------------------------------------------------
Information for                           8                                Managing Your Fund Account
managing your fund                                                         -- Buying Shares
account                                                                    -- Selling Shares
                                                                           -- Pricing and Valuation
                                 ADDITIONAL INFORMATION

      ---------------------------------------------------------------------------------------------
Additional important                      11                               Management
information about                         12                               Dividends and Taxes
the fund                                  13                               Financial Highlights

      ---------------------------------------------------------------------------------------------
Where to learn more                                                        Back Cover
about the fund


                         The fund is not a complete or
                          balanced investment program.

                                ---------------
--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund

                               PaineWebber Cashfund
                    INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
--------------------------------------------------------------------------------

FUND OBJECTIVE

Current income, stability of principal and high liquidity.

PRINCIPAL INVESTMENT STRATEGIES


The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

PaineWebber Incorporated, the fund's investment adviser, has appointed Mitchell Hutchins Asset Management Inc. to serve as the fund's sub-adviser. Mitchell Hutchins selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Money market instruments generally have a low risk of loss, but they are not risk-free. The fund is subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due. The fund also is subject to interest rate risk. When short-term interest rates rise, the value of the fund's investments generally will fall, and its yield will tend to lag behind prevailing rates.

More information about these and other risks of an investment in the fund is provided below in 'More About Risks and Investment Strategies.' In particular, see the following headings:


 Credit Risk

 Interest Rate Risk

 Foreign Securities Risk

Information on the fund's recent holdings can be found in its current annual/semi-annual reports (see back cover for information on ordering those reports).

                                ---------------
--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund

                                   PERFORMANCE
--------------------------------------------------------------------------------

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.


The bar chart shows how the fund's performance has varied from year to year. The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.


The fund's past performance does not necessarily indicate how the fund will perform in the future.


TOTAL RETURN


                              [PERFORMANCE GRAPH]

   1989     1990   1991    1992    1993    1994    1995    1996    1997    1998
   ----     ----   ----    ----    ----    ----    ----    ----    ----    ----
   9.03%    7.97%  5.87%   3.44%   2.78%   3.76%   5.46%   4.95%    5.15%  5.15%






Calendar year total return as of June 30, 1999  -- 2.23%
Best quarter during years shown: 4th quarter, 1989  -- 2.21%
Worst quarter during years shown: 3rd quarter, 1993  -- 0.68%


AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998


One Year................................................   5.15%
Five Years..............................................   4.89%
Ten Years...............................................   5.34%


                                ---------------
--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund

                             EXPENSES AND FEE TABLES
--------------------------------------------------------------------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investments)


Maximum Sales Charge (Load) Imposed on Purchases (as a % of
offering price).............................................  None
Maximum Contingent Deferred Sales Charge (Load) (as a % of
offering price).............................................  None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees.............................................  0.36%
Distribution and/or Service (12b-1) Fees....................  None
Other Expenses..............................................  0.16
                                                              ----
Total Annual Fund Operating Expenses........................  0.52%
                                                              ----
                                                              ----


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                        ------   -------   -------   --------
                          $53      $167      $291       $653


                                ---------------
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                                       5

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund

                                 MORE ABOUT RISKS
                            AND INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further detail about some of the risks described below, are discussed in the fund's Statement of Additional Information ('SAI'). Information on how you can obtain the SAI is on the back cover of this prospectus.


Credit Risk. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.

Interest Rate Risk. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the fund's investments will fall. Also, the fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that the fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, the fund's income will tend to fall more slowly.


Foreign Securities Risk. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL RISKS

Year 2000 Risk. The fund could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the fund's other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the fund, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from other service providers that they are taking similar steps.

Similarly, the issuers whose money market instruments are bought by the fund and the trading systems used by the fund could be adversely affected by this issue. The ability of an issuer or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the fund.

ADDITIONAL INVESTMENT STRATEGIES


Like all money market funds, the fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable price of $1.00 per share. Mitchell Hutchins may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include


                                ---------------
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund


varying the fund's composition and weighted average maturity based upon its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may buy or sell money market instruments to take advantage of yield differences.


                                ---------------
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund


                                 Your Investment
                            MANAGING YOUR FUND ACCOUNT
--------------------------------------------------------------------------------

BUYING SHARES

You must be a PaineWebber client or a client of a PaineWebber correspondent firm to purchase fund shares. You can purchase fund shares by contacting your Financial Advisor.

Your order to purchase fund shares will be effective on the business day on which federal funds become available to the fund. Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to the fund. A business day is any day that the Boston offices of the fund's custodian and the New York City offices of PaineWebber and its bank, The Bank of New York, are open for business.

The fund and PaineWebber reserve the right to reject a purchase order or suspend the offering of fund shares.


MINIMUM INVESTMENTS:



To open a fund account...............................................$1,000

To add to a fund account..............................................$ 500



The minimum to add to a fund account is waived for automatic purchases made with free cash credit balances in your PaineWebber brokerage account, as described below.

The fund may change its minimum investment requirements at any time.


BUYING SHARES AUTOMATICALLY


You must open your fund account with an initial investment of $1,000 or more. Once your fund account is opened, all free cash credit balances (that is, immediately available funds) of $500 or more in your PaineWebber brokerage account (including proceeds from securities you have sold) are automatically invested in the fund on a daily basis. These purchases are made daily for settlement the next business day. All remaining free credit cash balances of $1 or more are invested in fund shares on the next to last business day of each month for settlement on the last business day of that month.


BUYING SHARES BY CHECK


You may purchase fund shares by placing an order with your Financial Advisor and providing a check from a U.S. bank. You should make your check payable to PaineWebber Cashfund, Inc. and should include your PaineWebber account number on the check.


Federal funds are deemed available to the fund two business days after the deposit of a personal check and one business day after deposit of a cashier's or certified check. PaineWebber may benefit from the temporary use of the proceeds of personal checks if they are converted to federal funds in less than two business days.

BUYING SHARES BY WIRE

You may purchase fund shares by placing an order through your Financial Advisor and

                                ---------------
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund


instructing your bank to transfer federal funds by wire to:

  The Bank of New York
  ABA 021-000018
  PaineWebber Cashfund, Inc.
  A/C 890-0114-061, OBI=FBO)
  [Account Name]/[Brokerage Account Number.]

The wire must include your name and PaineWebber account number.

If PaineWebber receives a notice from your bank of wire transfer of federal funds for a purchase of fund shares by 2:00 p.m., Eastern time, PaineWebber will execute the purchase on that day. Otherwise, PaineWebber will execute the order on the next business day. PaineWebber and/or your bank may impose a service charge for wire purchases.



SELLING SHARES

You may sell your shares by contacting your Financial Advisor in person or by telephone or mail. You may also use the checkwriting service to sell your shares. Your fund shares will be sold automatically to settle any outstanding securities purchases or debits to your PaineWebber brokerage account, unless you instruct your Financial Advisor otherwise.


SELLING BY TELEPHONE OR MAIL OR IN PERSON


You may submit a request to sell fund shares in person or by telephone or mail to your Financial Advisor. Your proceeds will be mailed to you by check unless you choose a wire transfer as described below. PaineWebber may charge an administrative service fee of up to $5.00 for processing sales orders by check.

If you mail an order to sell your shares to PaineWebber or its correspondent firms, your request must include:


Your name and address;

The fund's name;


Your fund account number;


The dollar amount or number of shares you want to sell; and

  A guarantee of each registered owner's signature. A signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). The fund and its transfer agent will not accept signature guarantees that are not a part of these programs.

Sales by mail may also need to include additional supporting documents for sales by estates, trusts, guardianships, custodianships, partnerships and corporations.


WIRE TRANSFER OF SALE PROCEEDS

If you sell $5,000 or more of your fund shares, you may request that the sale proceeds be paid in federal funds and wired directly to a pre-designated bank account. To take advantage of this service, you must complete an authorization form that can be obtained from your Financial Advisor. If PaineWebber's New York City offices receive your wire sales order prior to noon, Eastern time, on any business day, the sales proceeds will be wired to your bank account on that day. Otherwise, your sales proceeds will be wired to your bank account on the next business day. PaineWebber may impose a fee for wiring sales proceeds and may sell automatically an appropriate number of fund shares to pay that fee.


                                ---------------
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund



CHECKWRITING SERVICE



You may sell fund shares by writing a check for $500 or more against your fund account. You may obtain a supply of checks from PaineWebber. When the fund's transfer agent receives the check for payment, the transfer agent will arrange for the sale of a sufficient amount of fund shares to cover the amount of the check. You will continue to receive dividends until the transfer agent receives the check.

You will not receive canceled checks, but you may request photocopies of canceled checks. If you have insufficient funds in your account, the check will be returned to the payee. Checks written in amounts less than $500 will also be returned. You should not attempt to redeem all the shares in your account by writing a check because the amount of fund shares in your account is likely to change each day.

You may be charged for specially imprinted checks, business checks, stop payment orders, copies of canceled checks, checks returned for insufficient funds, and checks written for less than $500. You will pay these charges through automatic redemption of an appropriate number of your fund shares. PaineWebber may modify or terminate the checkwriting service at any time or impose service fees for checkwriting.


You may obtain the necessary forms for the checkwriting service from your Financial Advisor. This service generally is not available to persons who own fund shares through any sub-account or tax-deferred retirement plan account.

ADDITIONAL INFORMATION

It costs the fund money to maintain shareholder accounts. Therefore, the fund reserves the right to repurchase all shares in any account that has a net asset value of less than $500. If the fund elects to do this with your account, it will notify you that you can increase the amount invested to $500 or more within 60 days. This notice may appear on your account statement.

If you want to sell shares that you purchased recently, the fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

PRICING AND VALUATION


The price of fund shares is based on net asset value. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, the fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. The fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed.


The fund calculates net asset value once each business day at 2:00 p.m., Eastern time. Your price for buying or selling shares will be the net asset value that is next calculated after the fund accepts your order. Your Financial Advisor is responsible for making sure that your order is promptly sent to the fund.

                                ---------------
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund


                                    MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND SUB-ADVISER


PaineWebber is the investment adviser and administrator of the fund. Mitchell Hutchins Asset Management Inc. is its sub-adviser and sub-administrator. PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Americas, New York, New York, 10019. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On June 30, 1999, PaineWebber or Mitchell Hutchins was the adviser or sub-adviser of investment companies with 75 separate portfolios and aggregate assets of approximately $47.2 billion.


ADVISORY FEES


The fund paid advisory and administration fees to PaineWebber for the most recent fiscal year (that ended March 31, 1999) at the annual rate of 0.36% of its average daily net assets.


                                ---------------
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund


                               DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS


The fund declares dividends daily and pays them monthly. The fund distributes any net short-term capital gain annually, but may make more frequent distributions if necessary to maintain its share price at $1.00.

You will receive dividends in additional shares of the fund unless you elect to receive them in cash. Contact your Financial Advisor at PaineWebber or one of its correspondent firms if you prefer to receive dividends in cash.


TAXES

The dividends that you receive from the fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash. If you hold fund shares through a tax-exempt account or plan, such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.


The fund expects that its dividends will be taxed as ordinary income. The fund will tell you how you should treat its dividends for tax purposes.

The fund is required to withhold 31% of all dividends payable to any individuals and certain other noncorporate shareholders who have not provided the fund or PaineWebber with

      a correct taxpayer identification number on Form W-9 (for U.S. citizens and resident aliens), or a properly completed claim for exemption on Form W-8 (for nonresident aliens and other foreign entities), or are otherwise subject to backup withholding.


                                ---------------
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                                       12

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund


                                FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the tables, 'total investment return' represents the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends).

The information in the financial highlights has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling 1-800-647-1568.



                                                                        FOR THE YEARS ENDED MARCH 31,
                                                        --------------------------------------------------------------
                                                           1999         1998         1997         1996         1995
                                                           ----         ----         ----         ----         ----
Net asset value, beginning of year....................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                        ----------   ----------   ----------   ----------   ----------
Net investment income.................................      0.0487       0.0511       0.0482       0.0523       0.0433
Dividends from net investment income..................     (0.0487)     (0.0511)     (0.0482)     (0.0523)     (0.0433)
                                                        ----------   ----------   ----------   ----------   ----------
Net asset value, end of year..........................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
                                                        ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------
Total investment return(1)............................        4.98%        5.23%        4.93%        5.36%        4.44%
                                                        ----------   ----------   ----------   ----------   ----------
                                                        ----------   ----------   ----------   ----------   ----------
Ratios/Supplemental Data:
Net assets, end of year (000's).......................  $6,112,559   $5,683,262   $5,260,468   $5,308,558   $3,700,678
Expenses to average net assets........................        0.52%        0.56%        0.63%        0.60%        0.62%
Net investment income to average net assets...........        4.86%        5.11%        4.82%        5.24%        4.35%



------------
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported.


                                ---------------
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                                       13

--------------------------------------------------------------------------------
                         ------------------------------
                              PaineWebber Cashfund





If you want more information about the fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS


Additional information about the fund's investments is available in its annual and semi-annual reports to shareholders.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus.


You may discuss your questions about the fund by contacting your Financial Advisor. You may obtain free copies of annual and semi-annual reports and the SAI by contacting the fund directly at 1-800-441-7756.

You may review and copy information about the fund, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the fund and information about the operations of the SEC's public reference room:


  For a fee, by writing to or calling the SEC's Public Reference Room, Washington, D.C. 20549-6009
  Telephone: 1-800-SEC-0330

  Free, from the SEC's Internet website at: http://www.sec.gov

PaineWebber Cashfund, Inc.
Investment Company Act File No. 811-2802


'c' 1999 PaineWebber Incorporated
                                ---------------
--------------------------------------------------------------------------------

                           PAINEWEBBER CASHFUND, INC.
                           1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                       STATEMENT OF ADDITIONAL INFORMATION

         PaineWebber Cashfund, Inc. is a professionally managed, no load money market fund designed to provide investors with current income, stability of principal and high liquidity.

         The fund's investment adviser, administrator and distributor is PaineWebber Incorporated ("PaineWebber"); its sub-adviser is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber. Mitchell Hutchins also serves as the fund's sub-administrator.


         Portions of the fund's Annual Report to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report accompanies this SAI. You may obtain an additional copy of the Annual Report by calling toll-free 1-800-417-7756.

         This SAI is not a prospectus and should be read only in conjunction with the fund's current Prospectus, dated August 1, 1999. A copy of the Prospectus may be obtained by calling any PaineWebber Financial Advisor or correspondent firm or by calling toll-free 1-800-441-7756. This SAI is dated August 1, 1999.


                                TABLE OF CONTENTS


                                                                          PAGE
                                                                          ----
   The Fund and Its Investment Policies...................................  2
   The Fund's Investments, Related Risks and Limitations..................  2
   Organization of the Fund; Directors and Officers and
      Principal Holders of Securities.....................................  9
   Investment Advisory, Administration and
      Distribution Arrangements........................................... 16
   Portfolio Transactions................................................. 18
   Additional Information Regarding Redemptions;
      Service Organizations............................................... 19
   Valuation of Shares.................................................... 19
   Performance Information................................................ 20
   Taxes.................................................................. 22
   Other Information...................................................... 23
   Financial Statements................................................... 23

                      THE FUND AND ITS INVESTMENT POLICIES

         The fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of the fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that the fund will achieve its investment objective.


         The fund's investment objective is to provide current income, stability of principal and high liquidity. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements regarding any of the foregoing and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt.

         The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven days.


         The fund may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). A First Tier Security is either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating agencies ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality.

         The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities). The fund may purchase only U.S. dollar-denominated obligations of foreign issuers.


         The fund may invest up to 10% of its net assets in illiquid securities. It may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow up to 10% of its total assets for temporary purposes, including reverse repurchase agreements. It may invest in the securities of other investment companies.


              THE FUND'S INVESTMENTS, RELATED RISKS AND LIMITATIONS


         The following supplements the information contained in the Prospectus and above concerning the fund's investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the fund has established no policy limitations on its ability to use the investments or techniques discussed in these documents.


         YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which the fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         Subsequent to its purchase by the fund, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any rating agency, Mitchell Hutchins and, in certain cases, the fund's board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.

         U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

         U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.


         COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The fund may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The fund also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by Rule 2a-7 under the Investment Company Act. Descriptions of certain types of short-term obligations are provided below.

         ASSET-BACKED SECURITIES. The fund may invest in securities that are comprised of financial assets. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Such assets are securitized through the use of trusts or special purpose corporations or other entities. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

         VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. The fund may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers with remaining maturities in excess of 13 months if the securities are subject to a demand feature exercisable within 13 months or less. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. See "The Fund's Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."


         Generally, the fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.


         VARIABLE AMOUNT MASTER DEMAND NOTES. The fund may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the fund and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand (after any requisite notice period specified in related documentation) and may or may not be rated.

         INVESTING IN FOREIGN SECURITIES. The fund's investments in U.S. dollar-denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

         CREDIT AND LIQUIDITY ENHANCEMENTS. The fund may invest in securities that have credit or liquidity enhancements or the fund may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to the fund. The credit and liquidity enhancements may have conditions that limit the ability of the fund to use them when the fund wishes to do so.

         ILLIQUID SECURITIES. The term "illiquid securities" for purposes of the Prospectus and SAI means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the board. To the extent the fund invests in illiquid securities, it may not be able readily to liquidate such investments and may have to sell other investments if necessary to raise cash to meet its obligations.


         Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell.

         However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.


         Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a "safe harbor" from the registration requirements of that Act for resales of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the fund, however, could affect adversely the marketability of such portfolio securities, and the fund might be unable to dispose of such securities promptly or at favorable prices.

         The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Mitchell Hutchins monitors the liquidity of restricted securities in the fund's portfolio and reports periodically on such decisions to the board.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The fund intends to enter into repurchase agreements only with counterparties in transactions believed by Mitchell Hutchins to present minimum credit risks.


         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the fund's limitation on borrowings and may be entered into only with banks and securities dealers. While a reverse repurchase agreement is outstanding, the fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Fund's Investments, Related Risks and Limitations -- Segregated Accounts."

         Reverse repurchase agreements involve the risk that the buyer of the securities sold by the fund might be unable to deliver them when the fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the fund later than the normal settlement date for such securities at a stated price and yield. The fund generally would not pay for such securities or start earning interest on them until they are received. However, when the fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the fund on a when-issued or delayed delivery basis may result in the fund's incurring a loss or missing an opportunity to make an alternative investment.


         A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the fund's net asset value. When the fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Fund's Investments, Related Risks and Limitations--Segregated Accounts." The fund may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the fund.

         INVESTMENTS IN OTHER INVESTMENT COMPANIES. The fund may invest in securities of other money market funds, subject to Investment Company Act limitations, which at present restrict these investments in the aggregate to no more than 10% of the fund's total assets. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other money market funds. The fund may invest in the securities of other money market funds when Mitchell Hutchins believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the fund's liquidity.


         LENDING OF PORTFOLIO SECURITIES. The fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables the fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The fund will retain authority to terminate any of its loans at any time. The fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. The fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. The fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.


         Pursuant to procedures adopted by the board governing the fund's securities lending program, PaineWebber has been retained to serve as lending agent for the fund. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent. PaineWebber also has been approved as a borrower under the fund's securities lending program.

         SEGREGATED ACCOUNTS. When the fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions.


INVESTMENT LIMITATIONS OF THE FUND

         FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for the fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

         The fund will not:

         (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

         The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

         (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

         The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.


         (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.


         (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.


         The following interpretation applies to, but is not a part of, this fundamental restriction: the fund's investments in master notes and similar instruments will not be considered to be the making of a loan.


         (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

         (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval.

         The fund will not:

         (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         (2) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

         (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and except that the fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act.

         (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.


                ORGANIZATION OF THE FUND; DIRECTORS AND OFFICERS
                       AND PRINCIPAL HOLDERS OF SECURITIES


         The fund was organized on January 20, 1978 as a Maryland corporation. The fund has authority to issue 20 billion shares of common stock, par value $.001 per share. The fund is governed by a board of directors, which oversees its operations.


         The directors and executive officers of the fund, their ages, business addresses and principal occupations during the past five years are:

       NAME AND ADDRESS*; AGE           POSITION WITH FUND      BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ----------------------           ------------------      ----------------------------------------
Margo N. Alexander**; 52           Director and President       Mrs. Alexander is chairman (since March
                                                                1999), chief executive officer and a
                                                                director of Mitchell Hutchins (since
                                                                January 1995), and an executive vice
                                                                president and a director of PaineWebber
                                                                (since March 1984). Mrs. Alexander is
                                                                president and a director or trustee of
                                                                32 investment companies for which
                                                                Mitchell Hutchins, PaineWebber or one of
                                                                their affiliates serves as investment
                                                                adviser.

       NAME AND ADDRESS*; AGE           POSITION WITH FUND      BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ----------------------           ------------------      ----------------------------------------
Richard Q. Armstrong; 64                  Director              Mr. Armstrong is chairman and principal of
R.Q.A. Enterprises                                              R.Q.A. Enterprises (management consulting
One Old Church Road                                             firm) (since April 1991 and principal
Unit #6                                                         occupation since March 1995). Mr. Armstrong
Greenwich, CT 06830                                             was chairman of the board, chief executive
                                                                officer and co-owner of Adirondack Beverages
                                                                (producer and distributor of soft drinks and
                                                                sparkling/still waters) (October 1993-March
                                                                1995). He was a partner of The New England
                                                                Consulting Group (management consulting firm)
                                                                (December 1992-September 1993). He was
                                                                managing director of LVMH U.S. Corporation
                                                                (U.S. subsidiary of the French luxury goods
                                                                conglomerate, Louis Vuitton Moet Hennessey
                                                                Corporation) (1987-1991) and chairman of its
                                                                wine and spirits subsidiary, Schieffelin &
                                                                Somerset Company (1987-1991). Mr. Armstrong is
                                                                a director or trustee of 31 investment
                                                                companies for which Mitchell Hutchins,
                                                                PaineWebber or one of their affiliates serves
                                                                as investment adviser.

E. Garrett Bewkes, Jr.**; 72    Director and Chairman of the    Mr. Bewkes is a director of Paine Webber Group
                                     Board of Directors         Inc. ("PW Group") (holding company of
                                                                PaineWebber and Mitchell Hutchins). Prior to
                                                                December 1995, he was a consultant to PW
                                                                Group. Prior to 1988, he was chairman of the
                                                                board, president and chief executive officer
                                                                of American Bakeries Company. Mr. Bewkes is a
                                                                director of Interstate Bakeries Corporation.
                                                                Mr. Bewkes is a director or trustee of 35
                                                                investment companies for which Mitchell
                                                                Hutchins, PaineWebber or one of their
                                                                affiliates serves as investment adviser.

Richard R. Burt; 52                       Director              Mr. Burt is chairman of IEP Advisors, Inc.
1275 Pennsylvania Ave, N.W.                                     (international investments and consulting
Washington, DC  20004                                           firm) (since March 1994) and a partner of
                                                                McKinsey & Company (management consulting
                                                                firm) (since 1991). He is also a director of
                                                                Archer-Daniels-Midland Co. (agricultural
                                                                commodities), Hollinger International Co.
                                                                (publishing), Homestake Mining Corp.,
                                                                Powerhouse Technologies Inc. and Wierton Steel
                                                                Corp. He was the chief negotiator in the
                                                                Strategic Arms Reduction Talks with the former
                                                                Soviet Union (1989-1991) and the U.S.
                                                                Ambassador to the Federal Republic of Germany
                                                                (1985-1989). Mr. Burt is a director or trustee
                                                                of 31 investment companies for which Mitchell
                                                                Hutchins, PaineWebber or one of their
                                                                affiliates serves as investment adviser.

       NAME AND ADDRESS*; AGE           POSITION WITH FUND      BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ----------------------           ------------------      ----------------------------------------
Mary C. Farrell**; 49                     Director              Ms. Farrell is a managing director, senior
                                                                investment strategist and member of the
                                                                Investment Policy Committee of PaineWebber.
                                                                Ms. Farrell joined PaineWebber in 1982. She is
                                                                a member of the Financial Women's Association
                                                                and Women's Economic Roundtable and appears as
                                                                a regular panelist on Wall $treet Week with
                                                                Louis Rukeyser. She also serves on the Board
                                                                of Overseers of New York University's Stern
                                                                School of Business. Ms. Farrell is a director
                                                                or trustee of 31 investment companies for
                                                                which Mitchell Hutchins, PaineWebber or one of
                                                                their affiliates serves as investment adviser.

Meyer Feldberg; 57                        Director              Mr. Feldberg is Dean and Professor of Management
Columbia University                                             of the Graduate School of Business, Columbia
101 Uris Hall                                                   University. Prior to 1989, he was president of
New York, NY 10027                                              the Illinois Institute of Technology. Dean Feldberg
                                                                is also a director of Primedia, Inc., Federated
                                                                Department Stores, Inc. and Revlon, Inc. Dean
                                                                Feldberg is a director or trustee of 34 investment
                                                                companies for which Mitchell Hutchins, PaineWebber
                                                                or one of their affiliates serves as investment adviser.

George W. Gowen; 69                       Director              Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                Dunnington, Bartholow & Miller. Prior to May
New York, NY  10017                                             1994, he was a  partner in the law firm of
                                                                Fryer, Ross & Gowen. Mr. Gowen is a director
                                                                or trustee of 34 investment companies for
                                                                which Mitchell Hutchins, PaineWebber or one of
                                                                their affiliates serves as investment adviser.

       NAME AND ADDRESS*; AGE           POSITION WITH FUND      BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ----------------------           ------------------      ----------------------------------------
Frederic V. Malek; 62                     Director              Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave, N.W.                                     Partners (merchant bank). From January 1992 to
Suite 350                                                       November 1992, he was campaign manager of
Washington, DC  20004                                           Bush-Quayle `92. From 1990 to 1992, he was
                                                                vice chairman and, from 1989 to 1990, he was
                                                                president of Northwest Airlines Inc., NWA Inc.
                                                                (holding company of Northwest Airlines Inc.)
                                                                and Wings Holdings Inc. (holding company of
                                                                NWA Inc.). Prior to 1989, he was employed by
                                                                the Marriott Corporation (hotels, restaurants,
                                                                airline catering and contract feeding), where
                                                                he most recently was an executive vice
                                                                president and president of Marriott Hotels and
                                                                Resorts. Mr. Malek is also a director of
                                                                American Management Systems, Inc. (management
                                                                consulting and computer related services),
                                                                Automatic Data Processing, Inc., CB Commercial
                                                                Group, Inc. (real estate services), Choice
                                                                Hotels International (hotel and hotel
                                                                franchising), FPL Group, Inc. (electric
                                                                services), Manor Care, Inc. (health care) and
                                                                Northwest Airlines Inc. Mr. Malek is a
                                                                director or trustee of 31 investment companies
                                                                for which Mitchell Hutchins, PaineWebber or
                                                                one of their affiliates serves as investment
                                                                adviser.

Carl W. Schafer; 63                       Director              Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                                    Foundation (charitable foundation supporting
Princeton, NJ  08542                                            mainly oceanographic exploration and
                                                                research). He is a director of Base Ten
                                                                Systems, Inc. (software), Roadway Express,
                                                                Inc. (trucking), The Guardian Group of Mutual
                                                                Funds, the Harding, Loevner Funds, Evans
                                                                Systems, Inc. (motor fuels, convenience store
                                                                and diversified company), Electronic Clearing
                                                                House, Inc. (financial transactions
                                                                processing), Frontier Oil Corporation and
                                                                Nutraceutix, Inc. (biotechnology company).
                                                                Prior to January 1993, he was chairman of the
                                                                Investment Advisory Committee of the Howard
                                                                Hughes Medical Institute. Mr. Schafer is a
                                                                director or trustee of 31 investment companies
                                                                for which Mitchell Hutchins, PaineWebber or
                                                                one of their affiliates serves as investment
                                                                adviser.

       NAME AND ADDRESS*; AGE           POSITION WITH FUND      BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ----------------------           ------------------      ----------------------------------------
Brian M. Storms;** 44                      Trustee              Mr. Storms is president and chief operating
                                                                officer of Mitchell Hutchins (since March
                                                                1999). Prior to March 1999, he was president
                                                                of Prudential Investments (1996-1999). Prior
                                                                to joining Prudential, he was a managing
                                                                director at Fidelity Investments. Mr. Storms
                                                                is a director or trustee of 31 investment
                                                                companies for which Mitchell Hutchins,
                                                                PaineWebber or one of their affiliates serves
                                                                as investment adviser.

John J. Lee; 30                      Vice President and         Mr. Lee is a vice president and a manager of
                                     Assistant Treasurer        the mutual fund finance department of Mitchell
                                                                Hutchins. Prior to September 1997, he was an
                                                                audit manager in the financial services
                                                                practice of Ernst & Young LLP. Mr. Lee is a
                                                                vice president and assistant treasurer of 32
                                                                investment companies for which Mitchell
                                                                Hutchins, PaineWebber or one of their
                                                                affiliates serves as an investment adviser.

Kevin J. Mahoney; 33                 Vice President and         Mr. Mahoney is a first vice president and a
                                     Assistant Treasurer        senior manager of the mutual fund finance
                                                                department of Mitchell Hutchins. From August
                                                                1996 through March 1999, he was the manager of
                                                                the mutual fund internal control group of
                                                                Salomon Smith Barney. Prior to August 1996, he
                                                                was an associate and assistant treasurer of
                                                                BlackRock Financial Management L.P. Mr.
                                                                Mahoney is a vice president and assistant
                                                                treasurer of 32 investment companies for which
                                                                Mitchell Hutchins, PaineWebber or one of their
                                                                affiliates serves as investment adviser.

Dennis McCauley; 52                    Vice President           Mr. McCauley is a managing director and chief
                                                                investment officer--fixed income of Mitchell
                                                                Hutchins. Prior to December 1994, he was
                                                                director of fixed income investments of IBM
                                                                Corporation. Mr. McCauley is a vice president
                                                                of 22 investment companies for which Mitchell
                                                                Hutchins, PaineWebber or one of their
                                                                affiliates serves as investment adviser.

Ann E. Moran; 41                     Vice President and         Ms. Moran is a vice president and a manager of
                                     Assistant Treasurer        the mutual fund finance department of Mitchell
                                                                Hutchins. Ms. Moran is a vice president and
                                                                assistant treasurer of 32 investment companies
                                                                for which Mitchell Hutchins, PaineWebber or one of
                                                                their affiliates serves as investment adviser.

       NAME AND ADDRESS*; AGE           POSITION WITH FUND      BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ----------------------           ------------------      ----------------------------------------
Dianne E. O'Donnell; 47         Vice President and Secretary    Ms. O'Donnell is a senior vice president and
                                                                deputy general counsel of Mitchell Hutchins.
                                                                Ms. O'Donnell is a vice president and
                                                                secretary of 31 investment companies and a
                                                                vice president and assistant secretary of one
                                                                investment company for which Mitchell
                                                                Hutchins, PaineWebber or one of their
                                                                affiliates serves as investment adviser.

Emil Polito; 38                        Vice President           Mr. Polito is a senior vice president and
                                                                director of operations and control for
                                                                Mitchell Hutchins. Mr. Polito is a vice
                                                                president of 32 investment companies for which
                                                                Mitchell Hutchins, PaineWebber or one of their
                                                                affiliates serves as investment adviser.

Susan Ryan; 39                         Vice President           Ms. Ryan is a senior vice president and
                                                                portfolio manager of Mitchell Hutchins and has
                                                                been with Mitchell Hutchins since 1982. Ms.
                                                                Ryan is a vice president of five investment
                                                                companies for which Mitchell Hutchins,
                                                                PaineWebber or one of their affiliates serves
                                                                as investment adviser

Victoria E. Schonfeld; 48              Vice President           Ms. Schonfeld is a managing director and
                                                                general counsel of Mitchell Hutchins (since
                                                                May 1994) and a senior vice president of
                                                                PaineWebber (since July 1995). Ms. Schonfeld
                                                                is a vice president of 31 investment companies
                                                                and a vice president and secretary of one
                                                                investment company for which Mitchell
                                                                Hutchins, PaineWebber or one of their
                                                                affiliates serves as investment adviser.

Paul H. Schubert; 36            Vice President and Treasurer    Mr. Schubert is a senior vice president and
                                                                director of the mutual fund finance department
                                                                of Mitchell Hutchins. Mr. Schubert is a vice
                                                                president and treasurer of 32 investment
                                                                companies for which Mitchell Hutchins,
                                                                PaineWebber or one of their affiliates serves
                                                                as investment adviser.

Barney A. Taglialatela; 38           Vice President and         Mr. Taglialatela is a vice president and a
                                     Assistant Treasurer        manager of the mutual fund finance department
                                                                of Mitchell Hutchins. Prior to February 1995,
                                                                he was a manager of the mutual fund finance
                                                                division of Kidder Peabody Asset Management, Inc.
                                                                Mr. Taglialatela is a vice president and assistant
                                                                treasurer of 32 investment companies for which
                                                                Mitchell Hutchins, PaineWebber or one of their
                                                                affiliates serves as investment adviser.

       NAME AND ADDRESS*; AGE           POSITION WITH FUND      BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
       ----------------------           ------------------      ----------------------------------------
Keith A. Weller; 37                  Vice President and         Mr. Weller is a first vice president and
                                     Assistant Secretary        associate general counsel of Mitchell
                                                                Hutchins. Prior to May 1995, he was an
                                                                attorney in private practice. Mr. Weller is a
                                                                vice president and assistant secretary of 31
                                                                investment companies for which Mitchell
                                                                Hutchins, PaineWebber or one of their
                                                                affiliates serves as investment adviser.

-------------
* Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.


** Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber, and/or PW Group.

         The fund pays each board member who is not an "interested person" of the fund $1,000 annually and up to $150 for each board meeting and each separate meeting of a board committee. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Board members and officers of the fund own in the aggregate less than 1% of the outstanding shares of the fund. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the fund, the fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the fund for acting as a board member or officer.

         The table below includes certain information relating to the compensation of the current board members who held office with the fund during the fiscal year ended March 31, 1999 and the compensation of those board members from all PaineWebber Funds during the 1998 calendar year.



                               COMPENSATION TABLE'D'


                                                 AGGREGATE         TOTAL COMPENSATION FROM
                                             COMPENSATION FROM      THE FUND AND THE FUND
       NAME OF PERSON, POSITION                  THE FUND*                 COMPLEX**
       ------------------------              -----------------     -----------------------
Richard Q. Armstrong,
   Director...................................   $  1,935                  $ 101,372
Richard R. Burt,
   Director...................................      1,905                    101,372
Meyer Feldberg,
   Director...................................      2,098                    116,222
George W. Gowen,
   Director...................................      2,133                    108,272
Frederic V. Malek,
   Director...................................      1,935                    101,372
Carl W. Schafer,
   Director...................................      1,935                    101,372

--------------------

'D' Only independent board members are compensated by the funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the funds.


* Represents fees paid to each board member for the fiscal year ended March 31, 1999.

** Represents total compensation paid during the calendar year ended December 31, 1998, to each board member by 31 investment companies (33 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

                         PRINCIPAL HOLDERS OF SECURITIES

         PaineWebber, 1285 Avenue of the Americas, New York, New York 10019, owned of record all of the fund's shares as of June 30, 1999. None of the persons on whose behalf those shares were held was known by the fund to own beneficially 5% or more of those shares.

                     INVESTMENT ADVISORY, ADMINISTRATION AND
                            DISTRIBUTION ARRANGEMENTS


         INVESTMENT ADVISORY ARRANGEMENTS. PaineWebber acts as the Fund's investment adviser and administrator pursuant to a contract with the Fund dated July 23, 1987 ("PaineWebber Contract"). Under the PaineWebber Contract, the Fund pays PaineWebber an annual fee, computed daily and paid monthly, according to the following schedule:


AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
Up to $500 million................................     0.500%
In excess of $500 million up to $1.0 billion......     0.425
In excess of $1.0 billion up to $1.5 billion......     0.390
In excess of $1.5 billion up to $2.0 billion......     0.380
In excess of $2.0 billion up to $2.5 billion......     0.350
In excess of $2.5 billion up to $3.5 billion......     0.345
In excess of $3.5 billion up to $4.0 billion......     0.325
In excess of $4.0 billion up to $4.5 billion......     0.315
In excess of $4.5 billion up to $5.0 billion......     0.300
In excess of $5.0 billion up to $5.5 billion......     0.290
In excess of $5.5 billion.........................     0.280



         Services provided by PaineWebber under the PaineWebber Contract, some of which may be delegated to Mitchell Hutchins, as discussed below, include the provision of a continuous investment program for the Fund and supervision of all matters relating to the operation of the Fund. Under the PaineWebber Contract, PaineWebber is also obligated to distribute the Fund's shares on an agency, or "best efforts," basis under which the Fund only issues such shares as are actually sold. Shares of the Fund are offered continuously. Under the PaineWebber Contract, during the fiscal years ended March 31, 1999, 1998 and 1997, the Fund paid (or accrued) to PaineWebber investment advisory and administrative fees in the amount of $20,847,408, $19,457,916 and $19,013,158, respectively. During the fiscal year ended March 31, 1998, the Fund did not pay fees to PaineWebber for its services as lending agent because the Fund did not engage in any securities lending activities.

         Under a contract with PaineWebber dated July 23, 1987 ("Sub-Advisory Contract"), Mitchell Hutchins is responsible for the actual investment management of the Fund's assets, including the responsibility for making decisions and placing orders to buy, sell or hold particular securities. Under the Sub-Advisory Contract, PaineWebber (not the fund) pays Mitchell Hutchins an annual fee, computed daily and paid monthly, according to the following schedule:



AVERAGE DAILY NET ASSETS                             ANNUAL RATE
------------------------                             -----------
Up to $500 million................................     0.0900%
In excess of $500 million up to $1.0 billion......     0.0500
In excess of $1.0 billion up to $1.5 billion......     0.0400
In excess of $1.5 billion up to $2.0 billion......     0.0300
In excess of $2.0 billion up to $2.5 billion......     0.0250
In excess of $2.5 billion up to $3.5 billion......     0.0250
In excess of $3.5 billion up to $4.5 billion......     0.0200
In excess of $4.5 billion up to $5.5 billion......     0.0125
In excess of $5.5 billion.........................     0.0100



         Under the Sub-Advisory Contract, during the fiscal years ended March 31, 1999, 1998 and 1997, PaineWebber paid (or accrued) to Mitchell Hutchins fees in the amount of $1,786,515, $1,734,233 and $1,715,007, respectively.

         Under a contract with PaineWebber dated May 24, 1988 ("Sub-Administration Contract"), Mitchell Hutchins also serves as the Fund's sub-administrator. Under the Sub-Administration Contract, PaineWebber (not the
Fund) pays Mitchell Hutchins 20% of the fees received by PaineWebber under the PaineWebber Contract, such amount to be paid monthly and reduced by any amount paid by PaineWebber in each such month under the Sub-Advisory Contract. Under the Sub-Administration Contract, during the fiscal years ended March 31, 1999, 1998 and 1997, PaineWebber paid (or accrued) to Mitchell Hutchins fees in the amount of $2,382,967, $2,157,350 and $2,087,625, respectively.

         Each of the advisory, sub-advisory and sub-administration contracts noted above provides that PaineWebber or Mitchell Hutchins, as the case may be, shall not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the performance of the contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins, in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The PaineWebber Contract also provides that PaineWebber shall not be liable for losses arising out of the receipt by PaineWebber of inadequate consideration in connection with an order to purchase fund shares whether in the form of a fraudulent check, draft or wire; a check returned for insufficient funds; or any other such inadequate consideration (hereinafter "check losses"), except under the circumstances noted above, but the fund shall not be liable for check losses resulting from negligence on the part of PaineWebber. Each of the advisory, sub-advisory and sub-administration contracts is terminable by vote of the fund's board or by the holders of a majority of the outstanding voting securities of the fund at any time without penalty, on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. Each of the advisory and sub-advisory contracts may also be terminated by PaineWebber or Mitchell Hutchins, as the case may be, on 90 days' written notice to the fund. The sub-administration contract may also be terminated by Mitchell Hutchins on 60 days' written notice to the fund. Each of the advisory, sub-advisory and sub-administration contracts terminates automatically upon its assignment.

         Under the terms of the PaineWebber Contract, the fund bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. Expenses borne by the fund include the following: (a) the cost (including brokerage commissions, if any) of securities purchased or sold by the fund or any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the fund by PaineWebber; (c) filing fees and expenses relating to the registration and qualification of the fund's shares under federal or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the fund's directors and officers who are not officers or employees of PaineWebber or interested persons (as defined in the Investment Company Act) of any investment adviser or underwriter of the fund ("Independent Directors"); (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the Independent Directors; (i) charges of custodians, transfer agents and other agents; (j) costs of preparing share certificates; (k) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports and statements to shareholders and proxy materials; (l) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund; and (m) fees and other expenses incurred in connection with membership in investment company organizations.

         Prior to August 1, 1997, PaineWebber provided certain services to the fund not otherwise provided by its transfer agent. Pursuant to a separate agreement between PaineWebber and the fund relating to those services, PaineWebber earned (or accrued) $1,002,742 for the period April 1, 1997 to July 31, 1997; and $2,893,343 for the fiscal year ended March 31, 1997. Effective August 1, 1997, PFPC, the fund's transfer agent, (not the fund) pays PaineWebber for certain transfer agency related services that PFPC has delegated to PaineWebber.

         NET ASSETS. The following table shows the approximate net assets as of June 30, 1999, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.



                                                        NET ASSETS
                INVESTMENT CATEGORY                       ($MIL)
                -------------------                     ----------
Domestic (excluding Money Market)....................   $ 8,339.4
Global...............................................     4,552.9
Equity/Balanced......................................     7,961.5
Fixed Income (excluding Money Market)................     4,930.8
         Taxable Fixed Income........................     3,401.3
         Tax-Free Fixed Income.......................     1,529.5
Money Market Funds...................................    34,337.7



         PERSONAL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.


                             PORTFOLIO TRANSACTIONS


         The fund purchases portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

         The Sub-Advisory Contract authorizes Mitchell Hutchins (with the approval of the board) to select brokers and dealers to execute purchases and sales of the fund's portfolio securities. It directs Mitchell Hutchins to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the fund. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the fund or Mitchell Hutchins with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid had no services been provided by the executing dealer. Agency transactions in over-the-counter securities are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include a requirement that Mitchell Hutchins obtain multiple quotes from dealers before executing the transaction on an agency basis. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Research services furnished by the dealers with which the fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the fund. Information and research received from dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Sub-Advisory Contract.

         During the last three fiscal years, the fund paid no brokerage commissions. Therefore, the fund has not allocated any brokerage transactions for research, analysis, advice and similar services.


         Investment decisions for the fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the fund and such other account(s) as to amount according to a formula deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

         As of March 31, 1999, the fund owned securities issued by the following companies which are regular broker-dealers for the fund:


                ISSUER                            TYPE OF SECURITY               VALUE
                ------                            ----------------               -----
Bear Stearns Companies Incorporated        short-term corporate obligation    $ 80,300,000
Bear Stearns Companies Incorporated               commercial paper              24,837,257
Credit Suisse First Boston Incorporated    short-term corporate obligation      53,400,000
Goldman Sachs Group L.P.                          commercial paper              50,000,000
Merrill Lynch & Company Incorporated       short-term corporate obligation     105,002,062
Morgan Stanley, Dean Witter & Company             commercial paper             124,661,806



                  ADDITIONAL INFORMATION REGARDING REDEMPTIONS;
                              SERVICE ORGANIZATIONS

         ADDITIONAL REDEMPTION INFORMATION. The fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the fund's portfolio at the time; although the fund attempts to maintain a constant net asset value of $1.00 per share.


         Under normal circumstances, the fund will redeem shares when so requested by a shareholder's broker-dealer other than PaineWebber by telegram or telephone to PaineWebber. Such a redemption order will be executed at the net asset value next determined after the order is received by PaineWebber. Redemptions of fund shares effected through a broker-dealer other than PaineWebber may be subject to a service charge by that broker-dealer.


         SERVICE ORGANIZATIONS. The fund may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form" in accordance with the policies of those service organizations The fund will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.


                               VALUATION OF SHARES

         The fund uses its best efforts to maintain its net asset value at $1.00 per share. The fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 2:00 p.m., Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which State Street's Boston offices, and the New York City offices of PaineWebber and PaineWebber's bank, The Bank of New York, are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.


         The fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this SAI. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.


         The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for the fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality under the Rule and that Mitchell Hutchins, acting pursuant to the procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.


         In determining the approximate market value of portfolio investments, the fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.


                             PERFORMANCE INFORMATION

         The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return will fluctuate.

         TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in the fund's Performance Advertisements are calculated according to the following formula:

      P(1 + T)'pp'n   =    ERV

       where:      P  =    a hypothetical initial payment of $1,000 to purchase
                           shares of a specified class
                   T  =    average annual total return of shares of that class
                   n  =    number of years
                 ERV  =    ending redeemable value of a hypothetical $1,000 payment at the beginning of that period.

         Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

         The fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in fund shares and assuming the reinvestment of all dividends distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value.


         The following table shows performance information for the fund's shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.



       Year ended March 31, 1999:
                Standardized Return.................  4.98%
       Five Years ended March 31, 1999:
                Standardized Return.................  4.98%
       Ten Years ended March 31, 1999:
                Standardized Return.................  5.25%



         CALCULATION OF YIELD. The fund computes its yield and effective yield quotations using standardized methods required by the SEC. The fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:


           EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)'pp'365/7] - 1

         The fund may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

         Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of the fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.


         The fund's yield and effective yield for the seven-day period ended March 31, 1999 were 4.39% and 4.49%, respectively.


         OTHER INFORMATION. The fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in the fund will fluctuate. In Performance Advertisements, the fund may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC Financial Data, Inc. ("IBC"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, IBC, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

         The fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes'r' Money Markets. In comparing the fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While the fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.


         The fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on the fund's shares are reinvested, any future income of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of the fund investment would increase more quickly than if dividends had been paid in cash. The fund may also make available to shareholders a daily accrual factor or "mil rate" representing dividends accrued to shareholder accounts on a given day or days. Certain shareholders may find that this information facilitates accounting or recordkeeping.


                                      TAXES


         To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, the fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gains, if any) and must meet several additional requirements. Among these requirements are the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. If the fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.


                                OTHER INFORMATION

         VOTING RIGHTS. Shareholders of the fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and as a result the holders of more than 50% of all the shares of the fund may elect all its board members.

         The fund does not hold annual meetings. There normally will be no meetings of shareholders to elect directors unless fewer than a majority of the directors holding office have been elected by shareholders. The directors are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 25% of the fund's outstanding shares. Each share of the fund has equal voting, dividend and liquidation rights.


         CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

         COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the fund. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.


         AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the fund.


                              FINANCIAL STATEMENTS

The fund's Annual Report to Shareholders for its last fiscal year ended March 31, 1999 is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUND AND ITS DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SHARES OF THE FUND IN ANY JURISDICTION WHERE THE FUND OR ITS DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

                                   -----------


                                                                     PaineWebber
                                                                  Cashfund, Inc.

                                      ------------------------------------------
                                             Statement of Additional Information
                                                                  August 1, 1999
                                      ------------------------------------------

                                                                     PAINEWEBBER


'c' 1999 PaineWebber Incorporated

                            PART C. OTHER INFORMATION

Item 23.  Exhibits

          (1)  Restated Articles of Incorporation(1)
          (2)  Restated By-Laws(2)
          (3) Instruments defining the rights of holders of Registrant's common stock(3)
          (4)  (a)  Investment Advisory and Administration and
                    Distribution Contract between Registrant and
                    PaineWebber(2)
               (b)  Sub-Advisory Contract between PaineWebber and
                    Mitchell Hutchins(2)

               (c) Sub-Administration Contract between PaineWebber and Mitchell Hutchins(2)

          (5)  Underwriting Contract - See Exhibit 4(a)

          (6)  Bonus, profit sharing or pension plans - none

          (7)  Custodian Contract(2)

          (8)  Transfer Agency Agreement(2)

          (9)  Opinion and consent of counsel (filed herewith)

          (10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

          (11) Financial statements omitted from Part B - none

          (12) Letter of investment intent(2)

          (13) Plan pursuant to Rule 12b-1 - none

          (14) and

          (27) Financial Data Schedule (not applicable)

          (15) Plan pursuant to Rule 18f-3 - None

--------------
(1) Incorporated by reference from Post-Effective Amendment No. 35 to the registration statement, SEC File No. 2-60655, filed July 31, 1996.

(2) Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement, SEC File No. 2-60655, filed July 31, 1998.

(3) Incorporated by reference from Articles Sixth, Eighth, Ninth and Twelfth of the Registrant's Restated Articles of Incorporation and Articles II, III, VIII, X, and XI of the Registrant's Restated By-Laws.

Item 24. Persons Controlled by or under Common Control with Registrant

         None.


Item 25. Indemnification

         Article Eleventh of the Articles of Incorporation provides that the directors and officers of the Registrant shall not be liable to the Registrant or to any of its stockholders for money damages to the maximum extent permitted by applicable law. Article Eleventh also provides that any repeal or modification of Article Eleventh or adoption, or modification of any other provision of the Articles or By-Laws inconsistent with Article Eleventh shall be prospective only, to the extent that any such repeal or modification would, if applied retroactively, adversely affect any limitation on the liability of any director or officer of the Registrant or indemnification available to any person covered by these provisions with respect to any act or omission which occurred prior to such repeal, modification or adoption.

         Section 10.01 of Article 10 of the By-Laws provides that the Registrant shall indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or enterprise, to the fullest extent permitted by law.

         Section 10.02 of Article 10 of the By-Laws further provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer or employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability.

         Section 9 of the Investment Advisory, Administration and Distribution Contract between Registrant and PaineWebber Incorporated ("PaineWebber") provides that PaineWebber shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Contract.

         Section 7 of the Sub-Advisory Contract between PaineWebber and Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by PaineWebber or by the Registrant or its shareholders in connection with the performance of the Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under the Contract.

         Section 8 of the Sub-Administration Contract between PaineWebber and Mitchell Hutchins contains provisions similar to Section 9 of the Investment Advisory, Administration and Distribution Contract between the Registrant and PaineWebber.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling persons of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser

         PaineWebber, a Delaware corporation, is a registered investment adviser and is wholly owned by Paine Webber Group Inc. PaineWebber is primarily engaged in the financial services business. Information as to the officers and directors of PaineWebber is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163) and is incorporated herein by reference.

         Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.


Item 27. Principal Underwriters

         (a) PaineWebber serves as principal underwriter and/or investment adviser for the following other investment companies:

         LIQUID INSTITUTIONAL RESERVES
         MITCHELL HUTCHINS INSTITUTIONAL SERIES
         PAINEWEBBER RMA MONEY FUND, INC.
         PAINEWEBBER RMA TAX-FREE FUND, INC.
         PAINEWEBBER MUNICIPAL MONEY MARKET SERIES
         PAINEWEBBER MANAGED MUNICIPAL TRUST

         (b) PaineWebber is the principal underwriter of the Fund. The directors and officers of PaineWebber, their principal business addresses and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163) and such information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of PaineWebber who also serve as directors or officers of the Fund. Unless otherwise indicated, the principal business address of each person named is 1285 Avenue of the Americas, New York, NY 10019.


Name                       Position With Registrant         Position and Offices With Underwriter
----                       ------------------------         -------------------------------------
Margo N. Alexander         Director and President           Chairman, Chief Executive Officer and a
                                                            Director of Mitchell Hutchins and Executive
                                                            Vice President and a Director of PaineWebber

Mary C. Farrell            Director                         Managing Director, Senior Investment
                                                            Strategist and member of the Investment
                                                            Policy Committee of PaineWebber


         (c) None.

Item 28. Location of Accounts and Records

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's Portfolio Manager, Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.


Item 29. Management Services

         Not applicable.


Item 30. Undertakings

         None.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 29th day of July, 1999.


                                    PAINEWEBBER CASHFUND, INC.

                                    By: /s/ Dianne E. O'Donnell
                                       -----------------------------------------
                                            Dianne E. O'Donnell
                                            Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:


Signature                          Title                              Date
---------                          -----                              ----
/s/ Margo N. Alexander             President and Director             July 29, 1999
----------------------------       (Chief Executive Officer)
Margo N. Alexander*

/s/ E. Garrett Bewkes, Jr.         Director and Chairman              July 29, 1999
----------------------------       of the Board of Directors
E. Garrett Bewkes, Jr.*

/s/ Richard Q. Armstrong           Director                           July 29, 1999
----------------------------
Richard Q. Armstrong*

/s/ Richard R. Burt                Director                           July 29, 1999
----------------------------
Richard R. Burt*

/s/ Mary C. Farrell                Director                           July 29, 1999
----------------------------
Mary C. Farrell*

/s/ Meyer Feldberg                 Director                           July 29, 1999
----------------------------
Meyer Feldberg*

/s/ George W. Gowen                Director                           July 29, 1999
----------------------------
George W. Gowen*

/s/ Frederic V. Malek              Director                           July 29, 1999
----------------------------
Frederic V. Malek*

/s/ Carl W. Schafer                Director                           July 29, 1999
----------------------------
Carl W. Schafer*

/s/ Brian M. Storms                Director                           July 29, 1999
----------------------------
Brian M. Storms**

/s/ Paul H. Schubert               Vice President and Treasurer       July 29, 1999
----------------------------       (Chief Financial and
Paul H. Schubert                   Accounting Officer)

* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 25 to the registration statement of PaineWebber RMA Tax-Free Fund, Inc., SEC File 2-78310, filed June 27, 1996.

** Signature affixed by Elinor W. Gammon pursuant to power of attorney dated May 14, 1999 and filed herewith as Exhibit 16.

                           PAINEWEBBER CASHFUND, INC.

                                  EXHIBIT INDEX


Exhibit
Number
------
   (1)  Restated Articles of Incorporation(1)
   (2)  Restated By-Laws(2)

   (3) Instruments defining the rights of holders of Registrant's common stock(3)

   (4)  (a)  Investment Advisory and Administration and
             Distribution Contract between Registrant and
             PaineWebber(2)

        (b)  Sub-Advisory Contract between PaineWebber and
             Mitchell Hutchins(2)

        (c)  Sub-Administration Contract between PaineWebber and
             Mitchell Hutchins(2)

   (5)  Underwriting Contract - See Exhibit 4(a)

   (6)  Bonus, profit sharing or pension plans - none

   (7)  Custodian Contract(2)

   (8)  Transfer Agency Agreement(2)

   (9)  Opinion and consent of counsel (filed herewith)

  (10)  Other opinions, appraisals, rulings and consents: Auditors' consent
        (filed herewith)

  (11)  Financial statements omitted from Part B - none

  (12)  Letter of investment intent(2)

  (13)  Plan pursuant to Rule 12b-1 - none

  (14)  and

  (27)  Financial Data Schedule (not applicable)

  (15)  Plan pursuant to Rule 18f-3 - None

--------------
(1) Incorporated by reference from Post-Effective Amendment No. 35 to the registration statement, SEC File No. 2-60655, filed July 31, 1996.

(2) Incorporated by reference from Post-Effective Amendment No. 37 to the registration statement, SEC File No. 2-60655, filed July 31, 1998.

(3) Incorporated by reference from Articles Sixth, Eighth, Ninth and Twelfth of the Registrant's Restated Articles of Incorporation and Articles II, III, VIII, X, and XI of the Registrant's Restated By-Laws.



                          STATEMENT OF DIFFERENCES
                          ------------------------

The copyright symbol shall be expressed as ........................... 'c'
The registered trademark symbol shall be expressed as ................ 'r'
The dagger symbol shall be expressed as .............................. 'D'
Characters normally expressed as superscript shall be preceded by .... 'pp'